ServiceNow Reports Strong Third Quarter 2018 Financial Results
Strength in Federal Sector as Government Agencies Move to Cloud

•	Subscription revenues of $627 million, representing 39% year-over-year growth

•	25 transactions over $1 million in net new annual contract value

•	614 total customers with over $1 million in annual contract value, representing 37% year-over-year growth

SANTA CLARA, Calif. - Oct. 24, 2018 - ServiceNow (NYSE: NOW) today announced financial results for its fiscal third quarter ended September 30, 2018 with subscription revenues of $627 million, representing 39% year-over-year growth.

ServiceNow, Forbes’ No. 1 World’s Most Innovative Company in 2018, is now serving more than 5,000 enterprise customers. During the quarter, ServiceNow closed 25 transactions with more than $1 million in net new annual contract value. The company now has 614 total customers with more than $1 million in annual contract value, representing 37% year-over-year growth.

“We had a strong third quarter, continuing our global momentum and accelerating our role as a strategic partner enabling digital transformation,” said John Donahoe, ServiceNow president and chief executive officer. “This was our largest federal quarter ever, with the US government representing our biggest deals, and underscoring how digital transformation is becoming both a public and private sector imperative worldwide. Digital transformation is about delivering great experiences and unlocking productivity. Our digital workflows help deliver both, helping make work, work better for people.”

“Our first-half momentum continued in Q3 and we delivered another quarter of strong performance setting us up for a great finish in 2018,” said Michael Scarpelli, ServiceNow chief financial officer. “Due to the strong performance, we’re raising revenue, billings and free cash flow guidance for full-year 2018.”

Third Quarter 2018 GAAP and Non‑GAAP Results:

The following table summarizes our financial results for the third quarter 2018:

	Third Quarter 2018 GAAP Results		Third Quarter 2018 Non-GAAP Results(1)
	Amount ($ millions)	Year/Year Growth (%)(2)	Amount ($ millions)	Year/Year Growth (%)(2)	Adjusted Amount ($ millions)(3)	Adjusted Year/Year Growth (%)(2)
Subscription revenues	$626.6	39%			$629.2	40%
Professional services and other revenues	$46.5	9%			$47.0	10%
Total revenues	$673.1	37%			$676.2	37%

Subscription billings			$674.2	35%	$672.2	34%
Professional services and other billings			$46.4	1%	$46.8	2%
Total billings			$720.5	32%	$719.0	31%

	Amount ($ millions)	Margin (%)	Amount ($ millions)	Margin (%)
Subscription gross profit	$519.7	83%	$537.4	86%
Professional services and other gross profit (loss)	($4.5)	(10%)	$3.9	8%
Total gross profit	$515.2	77%	$541.3	80%
Income from operations	$9.6	1%	$160.7	24%
Net cash provided by operating activities	$145.5	22%
Free cash flow			$111.6	17%

	Amount ($ millions)	Earnings per Basic/Diluted Share ($)	Amount ($ millions)	Earnings per Basic/Diluted Share ($)
Net income	$8.4	$0.05 / $0.04	$129.0	$0.72 / $0.68

(1)
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.

(2)
The comparison period amounts used to calculate growth rates have been restated from previously reported amounts to reflect the impact of the full retrospective adoption of Topic 606. For more information regarding Topic 606, refer to our Form 10-Q filed for the quarter ended June 30, 2018.

(3)
Non-GAAP subscription revenues, professional services and other revenues, total revenues and professional services billings are adjusted for constant currency. Non-GAAP subscription billings and total billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.

Financial Outlook

Our guidance is based on foreign exchange rates as of September 30, 2018 and includes GAAP and non-GAAP financial measures.

The following table summarizes our guidance for the fourth quarter 2018:

	Fourth Quarter 2018 GAAP Guidance		Fourth Quarter 2018 Non-GAAP Guidance(1)
	Amount ($ millions)	Year/Year Growth (%)(2)	Amount ($ millions)	Year/Year Growth (%)(2)	Adjusted Amount ($ millions)(3)	Adjusted Year/ Year Growth (%)(2)
Subscription revenues	$660 - $665	32% - 33%			$664 - $669	33% - 34%
Subscription billings			$900 - $905	31%	$906 - $911	32%

				Margin (%)
Income from operations				21%

			Amount (millions)
Weighted-average shares used to compute diluted net income per share			190

(1)
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

(2)
The comparison period amounts used to calculate growth rates have been restated from previously reported amounts to reflect the impact of the full retrospective adoption of Topic 606. For more information regarding Topic 606, refer to our Form 10-Q filed for the quarter ended June 30, 2018.

(3)
Non-GAAP subscription revenues are adjusted for constant currency. Non-GAAP subscription billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

The following table summarizes our updated guidance for full-year 2018:

	Full-Year 2018 GAAP Guidance		Full-Year 2018 Non-GAAP Guidance(1)
	Amount ($ millions)	Year/Year Growth (%)(2)	Amount ($ millions)	Year/Year Growth (%)(2)	Adjusted Amount ($ millions)(3)	Adjusted Year/ Year Growth (%)(2)
Subscription revenues	$2,415 - $2,420	39%			$2,384 - $2,389	37%
Subscription billings			$2,830 - $2,835	33%	$2,793 - $2,798	31% - 32%

				Margin (%)
Subscription gross profit				85%
Income from operations				20%
Free cash flow				28%

			Amount (millions)
Weighted-average shares used to compute diluted net income per share			188

(1)
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

(2)
The comparison period amounts used to calculate growth rates have been restated from previously reported amounts to reflect the impact of the full retrospective adoption of Topic 606. For more information regarding Topic 606, refer to our Form 10-Q filed for the quarter ended June 30, 2018.

(3)
Non-GAAP subscription revenues are adjusted for constant currency. Non-GAAP subscription billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

The following table compares our updated full-year 2018 guidance against our previously issued full-year 2018 guidance dated July 25, 2018:

	Comparison of Updated Full-Year 2018 Guidance to Previously Issued Guidance(1) ($ millions)
	Previous Guidance Midpoint(2)	Currency Impact(3)	Duration Impact(4)	Guidance Change	Current Guidance Midpoint(5)
GAAP subscription revenues	$2,410	($3)	$0	$11	$2,418

Non-GAAP subscription billings(6)	$2,820	($4)	$4	$13	$2,833

(1)	Numbers are rounded for presentation purposes.

(2)	Refers to previously issued full-year 2018 guidance dated July 25, 2018.

(3)
In our guidance, we assume an average daily currency exchange rate for the guidance period based on the rates at the end of the prior quarter for entities reporting in currencies other than U.S. Dollars. Currency impact represents the sum of (i) the impact of the difference between the actual average rates in the period used to calculate our Q3-2018 actual results and the rates as of June 30, 2018 assumed in our previously issued guidance dated July 25, 2018 plus (ii) the impact of the difference between the exchange rates in effect as of September 30, 2018 assumed in our updated full-year 2018 guidance, and the rates as of June 30, 2018 assumed in our previously issued guidance dated July 25, 2018.

(4)	Represents the impact of billings greater than 12 months in excess of guidance assumptions.

(5)	Represents the updated full-year 2018 guidance presented in the table above.

(6)
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

Conference Call Details

The conference call will begin at 2 p.m. Pacific Time (21:00 GMT) on October 24, 2018. Interested parties may listen to the call by dialing 844.464.3153 (passcode: 2184619), or if outside North America, by dialing 508.637.5575 (passcode: 2184619). Individuals may access the live teleconference from this webcast link (http://edge.media-server.com/m6/p/ierumzt4).

An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial 855.859.2056 (passcode:2184619), or if outside North America, by dialing 404.537.3406 (passcode: 2184619).

Investor Presentation Details

An investor presentation providing additional information and analysis can be found at http://investors.servicenow.com.

Statement Regarding Use of Non‑GAAP Financial Measures

We report the following non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

•
Revenue Adjusted for Constant Currency. We present revenues adjusted for constant currency to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than U.S. Dollars are converted into U.S. Dollars at the exchange rates in effect during the prior period presented, rather than the actual exchange rates in effect during the current period. We believe the presentation of revenues adjusted for constant currency facilitates the comparison of revenues year-over-year.

•
Billings. We believe billings is a useful leading indicator regarding the performance of our business. We define subscription billings, professional services and other billings, and total billings as the applicable revenue plus the applicable change in deferred revenue, unbilled receivables and customer deposits as presented or derived from the statement of cash flows. We adjust for constant currency, as described above, and adjust for constant duration by replacing the portion of multi-year billings in excess of twelve months during the current period with the portion of multi-year billings in excess of twelve months during the prior period presented. We believe these adjustments facilitate greater comparability in our billings information year-over-year.

•
Gross Profit, Income from Operations and Net Income. Our non-GAAP presentation of gross profit, income from operations, and net income measures exclude stock-based compensation expense, amortization of debt discount and issuance costs related to our convertible senior notes, loss on early note conversions, amortization of purchased intangibles, legal settlements, business combination and other related costs, and the related income tax effect of these adjustments. We believe the presentation of operating results that exclude these non-cash or non-recurring items provides useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods.

•
Free Cash Flow. Free cash flow is defined as net cash provided by (used in) operating activities plus cash paid for legal settlements and repayments of convertible senior notes attributable to debt discount, reduced by purchases of property and equipment. Free cash flow margin is calculated as free cash flow as a percentage of total revenues. We believe information regarding free cash flow and free cash flow margin provides useful information to investors because it is an indicator of the strength and performance of our business operations.

Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results.

Use of Forward‑Looking Statements

This release contains “forward-looking statements” regarding our performance, including but not limited to statements in the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward‑looking statements we make.

Factors that may cause actual results to differ materially from those in any forward-looking statements include: (i) errors, interruptions, delays, or security breaches in or of our service or datacenters, (ii) our ability to grow at our expected rate of growth, including our ability to convert deferred revenue and backlog into revenue, add and retain customers, sell additional subscriptions to existing customers and enter new geographies and markets, (iii) our ability to continue to release, and gain customer acceptance of, improved versions of our services, (iv) our ability to develop and gain customer acceptance of new products and services, including our platform, (v) our ability to compete successfully against existing and new competitors, and (vi) material changes in the value of foreign currencies relative to the U.S. Dollar.

Further information on these and other factors that could affect our financial results are included in our Form 10-Q for the quarter ended June 30, 2018 and in other filings we make with the Securities and Exchange Commission from time to time.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow (NYSE: NOW) is making the world of work, work better for peopleTM. Our cloud‑based platform and solutions deliver digital experiences that help people do their best work. For more information, visit: www.servicenow.com.

© 2018 ServiceNow, Inc. All rights reserved. ServiceNow, the ServiceNow logo, Now, and other ServiceNow marks are trademarks and/or registered trademarks of ServiceNow, Inc., in the United States and/or other countries. Other company names, product names, and logos may be trademarks of the respective companies with which they are associated.

Media Contact:
Joanne Blum
310.489.7278
press@servicenow.com

Investor Contact:
Jimmy Sexton
669.262.1430
ir@servicenow.com

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
		*As Adjusted		*As Adjusted
Revenues:
Subscription	$626,567	$449,506	$1,755,174	$1,239,762
Professional services and other	46,530	42,866	138,201	129,639
Total revenues	673,097	492,372	1,893,375	1,369,401
Cost of revenues (1):
Subscription	106,821	81,878	303,918	228,046
Professional services and other	51,037	45,608	150,578	137,652
Total cost of revenues	157,858	127,486	454,496	365,698
Gross profit	515,239	364,886	1,438,879	1,003,703
Operating expenses (1):
Sales and marketing	289,323	217,866	883,893	643,998
Research and development	135,655	98,465	380,839	272,959
General and administrative	80,693	52,465	216,851	150,242
Total operating expenses	505,671	368,796	1,481,583	1,067,199
Income (loss) from operations	9,568	(3,910)	(42,704)	(63,496)
Interest expense	(11,233)	(16,566)	(43,795)	(36,581)
Interest income and other income (expense), net	8,895	579	45,520	(177)
Income (loss) before income taxes	7,230	(19,897)	(40,979)	(100,254)
Provision for (benefit from) income taxes	(1,175)	2,285	(7,260)	(754)
Net income (loss)	$8,405	$(22,182)	$(33,719)	$(99,500)
Net income (loss) per share - basic	$0.05	$(0.13)	$(0.19)	$(0.58)
Net income (loss) per share - diluted	$0.04	$(0.13)	$(0.19)	$(0.58)
Weighted-average shares used to compute net income (loss) per share - basic	178,719,694	171,883,190	177,198,179	170,359,717
Weighted-average shares used to compute net income (loss) per share - diluted	192,190,899	171,883,190	177,198,179	170,359,717

(1)	Includes stock-based compensation as follows:

	Three Months Ended		Nine Months Ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
		*As Adjusted		*As Adjusted
Cost of revenues:
Subscription	$12,775	$8,980	$36,604	$25,860
Professional services and other	8,407	7,056	24,310	21,548
Sales and marketing	60,132	43,962	169,283	124,650
Research and development	35,527	23,092	97,905	67,624
General and administrative	27,567	17,352	73,207	48,695

 *As adjusted to reflect the impact of the full retrospective adoption of Topic 606.

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	September 30, 2018	December 31, 2017
		*As Adjusted
Assets
Current assets:
Cash and cash equivalents	$703,629	$726,495
Short-term investments	922,411	1,052,803
Accounts receivable, net	424,698	437,051
Current portion of deferred commissions	126,185	109,643
Prepaid expenses and other current assets	115,262	95,959
Total current assets	2,292,185	2,421,951
Deferred commissions, less current portion	247,681	224,252
Long-term investments	457,561	391,442
Property and equipment, net	297,371	245,124
Intangible assets, net	84,006	86,916
Goodwill	143,133	128,728
Other assets	59,505	51,832
Total assets	$3,581,442	$3,550,245
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$43,223	$32,109
Accrued expenses and other current liabilities	251,545	253,257
Current portion of deferred revenue	1,363,217	1,210,695
Current portion of convertible senior notes, net	160,972	543,418
Total current liabilities	1,818,957	2,039,479
Deferred revenue, less current portion	41,244	36,120
Convertible senior notes, net	653,638	630,018
Other long-term liabilities	47,419	65,884
Stockholders’ equity	1,020,184	778,744
Total liabilities and stockholders’ equity	$3,581,442	$3,550,245

*As adjusted to reflect the impact of the full retrospective adoption of Topic 606.

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
		*As Adjusted		*As Adjusted

Cash flows from operating activities:
Net income (loss)	$8,405	$(22,182)	$(33,719)	$(99,500)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	37,874	29,401	106,492	81,808
Amortization of deferred commissions	43,063	25,068	107,367	68,154
Amortization of debt discount and issuance costs	11,233	16,566	43,795	36,581
Stock-based compensation	144,408	100,442	401,309	288,377
Deferred income tax	(1,371)	(1,304)	(32,297)	(6,055)
Gain on marketable equity securities	—	—	(19,257)	—
Repayments of convertible senior notes attributable to debt discount	(14,076)	—	(101,633)	—
Other	6,209	460	4,502	(1,554)
Changes in operating assets and liabilities, net of effect of business combinations:
Accounts receivable	(58,486)	(9,307)	7,454	45,879
Deferred commissions	(59,526)	(44,567)	(152,521)	(114,514)
Prepaid expenses and other assets	(521)	(13,787)	1,519	(17,393)
Accounts payable	7,690	(3,228)	5,058	(11,088)
Deferred revenue	42,969	54,875	174,058	188,291
Accrued expenses and other liabilities	(22,370)	9,387	9,350	(829)
Net cash provided by operating activities	145,501	141,824	521,477	458,157
Cash flows from investing activities:
Purchases of property and equipment	(47,987)	(46,753)	(136,349)	(115,856)
Business combinations, net of cash and restricted cash acquired	—	(5,000)	(24,940)	(26,537)
Purchases of other intangibles	(2,750)	—	(13,600)	(6,170)
Purchases of investments	(438,246)	(286,976)	(818,159)	(641,666)
Purchase of strategic investments	(8,839)	(100)	(8,839)	(4,000)
Sales of investments	—	—	39,975	77,968
Maturities of investments	408,473	128,648	861,629	350,597
Net cash used in investing activities (1)	(89,349)	(210,181)	(100,283)	(365,664)
Cash flows from financing activities:
Net proceeds from borrowings on convertible senior notes	—	—	—	772,127
Repayments of convertible senior notes attributable to principal	(40,335)	—	(311,520)	—
Proceeds from issuance of warrants	—	—	—	54,071
Purchases of convertible note hedges	—	—	—	(128,017)
Repurchases and retirement of common stock	—	—	—	(55,000)
Proceeds from employee stock plans	39,018	35,856	100,437	76,748
Taxes paid related to net share settlement of equity awards	(66,737)	(43,781)	(221,268)	(131,130)

	Three Months Ended		Nine Months Ended
	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
		*As Adjusted		*As Adjusted
Payments on financing obligations	(180)	(121)	(756)	(2,681)
Net cash (used in) provided by financing activities	(68,234)	(8,046)	(433,107)	586,118
Foreign currency effect on cash, cash equivalents and restricted cash (1)	(2,088)	7,725	(9,593)	25,765
Net (decrease) increase in cash, cash equivalents and restricted cash (1)	(14,170)	(68,678)	(21,506)	704,376
Cash, cash equivalents and restricted cash at beginning of period (1)	720,493	1,174,986	727,829	401,932
Cash, cash equivalents and restricted cash at end of period (1)	$706,323	$1,106,308	$706,323	$1,106,308

*As adjusted to reflect the impact of the full retrospective adoption of Topic 606.

(1)
During the three months ended December 31, 2017, we adopted Accounting Standards Update 2016-18, “Statement of Cash Flows (Topic 230): Restricted Cash,” which requires that amounts generally described as restricted cash or restricted cash equivalents be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. Accordingly, we have recast our prior period condensed consolidated statement of cash flows to conform to the current presentation. The impact of the adoption for the three and nine months ended September 30, 2017 are not material.

ServiceNow, Inc.
GAAP to Non-GAAP Reconciliation
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2018	September 30, 2017 (3)	Growth Rates	September 30, 2018	September 30, 2017 (3)	Growth Rates

Subscription revenues:
GAAP subscription revenues	$626,567	$449,506	39%	$1,755,174	$1,239,762	42%
Effects of foreign currency rate fluctuations	2,643			(34,880)
Non-GAAP adjusted subscription revenues (1)	$629,210		40%	$1,720,294		39%

Subscription billings:
GAAP subscription revenues	$626,567	$449,506	39%	$1,755,174	$1,239,762	42%
Change in subscription deferred revenue, unbilled receivables and customer deposits	47,592	51,452		174,261	195,776
Non-GAAP subscription billings	674,159	500,958	35%	1,929,435	1,435,538	34%
Effects of foreign currency rate fluctuations	2,850			(39,698)
Effects of fluctuations in billings duration	(4,840)			(3,471)
Non-GAAP adjusted subscription billings (2)	$672,169		34%	$1,886,266		31%

Professional services and other revenues:
GAAP professional services and other revenues	$46,530	$42,866	9%	$138,201	$129,639	7%
Effects of foreign currency rate fluctuations	429			(2,985)
Non-GAAP adjusted professional service and other revenues (1)	$46,959		10%	$135,216		4%

Professional services and other billings:
GAAP professional services and other revenues	$46,530	$42,866	9%	$138,201	$129,639	7%
Change in professional services and other deferred revenue	(148)	3,034		8,157	(1,241)
Non-GAAP professional services and other billings	46,382	45,900	1%	146,358	128,398	14%
Effects of foreign currency rate fluctuations	429			(2,985)
Non-GAAP adjusted professional services and other billings (2)	$46,811		2%	$143,373		12%

Total revenues:
GAAP total revenues	$673,097	$492,372	37%	$1,893,375	$1,369,401	38%
Effects of foreign currency rate fluctuations	3,072			(37,865)
Non-GAAP adjusted total revenues (1)	$676,169		37%	$1,855,510		35%

Total billings:
GAAP total revenues	$673,097	$492,372	37%	$1,893,375	$1,369,401	38%
Change in total deferred revenue, unbilled receivables and customer deposits	47,444	54,486		182,418	194,535
Non-GAAP total billings	720,541	546,858	32%	2,075,793	1,563,936	33%
Effects of foreign currency rate fluctuations	3,279			(42,683)
Effects of fluctuations in billings duration	(4,840)			(3,471)
Non-GAAP adjusted total billings (2)	$718,980		31%	$2,029,639		30%

Cost of revenues:
GAAP subscription cost of revenues	$106,821	$81,878		$303,918	$228,046
Stock-based compensation	(12,775)	(8,980)		(36,604)	(25,860)
Amortization of purchased intangibles	(4,879)	(3,581)		(13,930)	(10,849)
Non-GAAP subscription cost of revenues	$89,167	$69,317		$253,384	$191,337

GAAP professional services and other cost of revenues	$51,037	$45,608		$150,578	$137,652
Stock-based compensation	(8,407)	(7,056)		(24,310)	(21,548)
Non-GAAP professional services and other cost of revenues	$42,630	$38,552		$126,268	$116,104

Gross profit (loss):
GAAP subscription gross profit	$519,746	$367,628		$1,451,256	$1,011,716
Stock-based compensation	12,775	8,980		36,604	25,860
Amortization of purchased intangibles	4,879	3,581		13,930	10,849
Non-GAAP subscription gross profit	$537,400	$380,189		$1,501,790	$1,048,425

GAAP professional services and other gross loss	$(4,507)	$(2,742)		$(12,377)	$(8,013)
Stock-based compensation	8,407	7,056		24,310	21,548
Non-GAAP professional services and other gross profit	$3,900	$4,314		$11,933	$13,535

GAAP gross profit	$515,239	$364,886		$1,438,879	$1,003,703
Stock-based compensation	21,182	16,036		60,914	47,408
Amortization of purchased intangibles	4,879	3,581		13,930	10,849
Non-GAAP gross profit	$541,300	$384,503		$1,513,723	$1,061,960

Gross margin:
GAAP subscription gross margin	83%	82%		83%	82%
Stock-based compensation as % of subscription revenues	2%	2%		2%	2%
Amortization of purchased intangibles as % of subscription revenues	1%	1%		1%	1%
Non-GAAP subscription gross margin	86%	85%		86%	85%

GAAP professional services and other gross margin	(10%)	(6%)		(9%)	(6%)
Stock-based compensation as % of professional services and other revenues	18%	16%		18%	16%
Non-GAAP professional services and other gross margin	8%	10%		9%	10%

GAAP gross margin	77%	74%		76%	73%
Stock-based compensation as % of total revenues	3%	3%		3%	3%
Amortization of purchased intangibles as % of total revenues	0%	1%		1%	2%
Non-GAAP gross margin	80%	78%		80%	78%

Operating expenses:
GAAP sales and marketing expenses	$289,323	$217,866		$883,893	$643,998
Stock-based compensation	(60,132)	(43,962)		(169,283)	(124,650)
Amortization of purchased intangibles	—	(117)		—	(351)
Non-GAAP sales and marketing expenses	$229,191	$173,787		$714,610	$518,997

GAAP research and development expenses	$135,655	$98,465		$380,839	$272,959
Stock-based compensation	(35,527)	(23,092)		(97,905)	(67,624)
Amortization of purchased intangibles	(455)	(455)		(1,365)	(1,365)
Non-GAAP research and development expenses	$99,673	$74,918		$281,569	$203,970

GAAP general and administrative expenses	$80,693	$52,465		$216,851	$150,242
Stock-based compensation	(27,567)	(17,352)		(73,207)	(48,695)
Amortization of purchased intangibles	(1,047)	(681)		(2,882)	(1,734)
Business combination and other related costs	(300)	(154)		(964)	(1,504)
Non-GAAP general and administrative expenses	$51,779	$34,278		$139,798	$98,309

GAAP total operating expenses	$505,671	$368,796		$1,481,583	$1,067,199
Stock-based compensation	(123,226)	(84,406)		(340,395)	(240,969)
Amortization of purchased intangibles	(1,502)	(1,253)		(4,247)	(3,450)
Business combination and other related costs	(300)	(154)		(964)	(1,504)
Non-GAAP total operating expenses	$380,643	$282,983		$1,135,977	$821,276

Income (loss) from operations:
GAAP income (loss) from operations	$9,568	$(3,910)		$(42,704)	$(63,496)
Stock-based compensation	144,408	100,442		401,309	288,377
Amortization of purchased intangibles	6,381	4,834		18,177	14,299
Business combination and other related costs	300	154		964	1,504
Non-GAAP income from operations	$160,657	$101,520		$377,746	$240,684

Operating margin:
GAAP operating margin	1%	(1%)		(2%)	(5%)
Stock-based compensation as % of total revenues	21%	20%		21%	21%
Amortization of purchased intangibles as % of total revenues	2%	2%		1%	2%
Business combination and other related costs as % of total revenues	0%	0%		0%	0%
Non-GAAP operating margin	24%	21%		20%	18%

Net income (loss):
GAAP net income (loss)	$8,405	$(22,182)		$(33,719)	$(99,500)
Stock-based compensation	144,408	100,442		401,309	288,377
Amortization of purchased intangibles	6,381	4,834		18,177	14,299
Business combination and other related costs	300	154		964	1,504
Amortization of debt discount and issuance costs for the convertible senior notes	11,233	16,566		43,795	36,581
Loss on early note conversions	190	—		4,063	—
Income tax expense effects related to the above adjustments	(41,913)	(30,387)		(109,819)	(77,716)
Non-GAAP net income	$129,004	$69,427		$324,770	$163,545

Net income (loss) per share - basic and diluted:
GAAP net income (loss) per share - basic	$0.05	$(0.13)		$(0.19)	$(0.58)
GAAP net income (loss) per share - diluted	$0.04	$(0.13)		$(0.19)	$(0.58)
Non-GAAP net income per share - basic	$0.72	$0.40		$1.83	$0.96
Non-GAAP net income per share - diluted	$0.68	$0.38		$1.73	$0.91

GAAP weighted-average shares used to compute net income (loss) per share - basic	178,719,694	171,883,190		177,198,179	170,359,717

GAAP weighted-average shares used to compute net income (loss) per share - diluted	192,190,899	171,883,190		177,198,179	170,359,717
Effect of dilutive time-based stock awards (4)	—	8,104,457		7,670,540	8,562,871
In-the-money portion of convertible senior notes (4)	(3,192,806)	—		—	—
Warrants (4)	—	261,456		2,932,637	—
Stock awards with performance conditions not yet satisfied (4)	348,689	171,401		239,162	90,125
Non-GAAP weighted-average shares used to compute net income per share - diluted	189,346,782	180,420,504		188,040,518	179,012,713

Free cash flow:
GAAP net cash provided by operating activities	$145,501	$141,824		$521,477	$458,157
Purchases of property and equipment	(47,987)	(46,753)		(136,349)	(115,856)
Repayments of convertible senior notes attributable to debt discount	14,076	—		101,633	—
Non-GAAP free cash flow	$111,590	$95,071		$486,761	$342,301

Free cash flow margin:
GAAP net cash provided by operating activities as % of total revenues	22%	29%		28%	33%
Purchases of property and equipment as % of total revenues	(7%)	(10%)		(7%)	(8%)
Repayments of convertible senior notes attributable to debt discount as % of total revenues	2%	—%		5%	—%
Non-GAAP free cash flow margin	17%	19%		26%	25%

(1)
Adjusted revenues and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the actual exchange rates in effect during the current period.

(2)
Adjusted billings and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the actual exchange rates in effect during the current period, and by replacing the portion of multi-year billings in excess of twelve months during the current period with the portion of multi-year billings in excess of twelve months during the comparison period.

(3)
Amounts in the comparison period have been restated for Topic 606 and are unaudited. Effects of foreign currency rate fluctuations and fluctuations in billing durations are not applicable for the comparison period.

(4)
Effect of dilutive time-based stock awards, in-the-money portion of convertible senior notes and warrants are included in the GAAP weighted-average diluted shares in periods where we have GAAP net income. We exclude the in-the-money portion of convertible senior notes for non-GAAP weighted-average diluted shares as they are covered by our note hedges. We include stock awards with performance conditions not yet satisfied as we believe it is probable that the performance condition will be met.

ServiceNow, Inc.
Reconciliation of Non-GAAP Financial Guidance

The financial guidance provided below is an estimate based on information available as of September 30, 2018. The comparison period amounts and the related growth rates have been adjusted from previously reported amounts to reflect the impact of the full retrospective adoption of Topic 606. The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the company’s financial results are stated above in this press release. Further information on these and other factors that could affect our financial results are included in our Form 10-Q for the quarter ended June 30, 2018 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-Q that will be filed for the quarter ended September 30, 2018. The company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

	Three Months Ended
	December 31, 2018	December 31, 2017 (3)	Growth Rates

GAAP subscription revenues	$660 - $665 million	$500 million	32% - 33%

Effects of foreign currency rate fluctuations	4 million

Non-GAAP adjusted subscription revenues (1)	$664 - $669 million		33% - 34%

GAAP subscription revenues	$660 - $665 million	$500 million	32% - 33%

Change in subscription deferred revenue, unbilled receivables and customer deposits	240 million	188 million

Non-GAAP subscription billings	$900 - $905 million	$688 million	31%

Effects of foreign currency rate fluctuations	6 million

Effects of fluctuations in billings duration	0 million

Non-GAAP adjusted subscription billings (2)	$906 - $911 million		32%

GAAP operating margin	1%

Stock-based compensation expense as % of total revenues	19%

Amortization of purchased intangibles as % of total revenues	1%

Non-GAAP operating margin	21%

GAAP weighted-average shares used to compute net income per share - diluted	192 million

In-the-money portion of convertible senior notes (4)	(2) million

Non-GAAP weighted-average shares used to compute net income per share - diluted	190 million

	Twelve Months Ended
	December 31, 2018	December 31, 2017 (3)	Growth Rates

GAAP subscription revenues	$2,415 - $2,420 million	$1,740 million	39%

Effects of foreign currency rate fluctuations	(31) million

Non-GAAP adjusted subscription revenues (1)	$2,384 - $2,389 million		37%

GAAP subscription revenues	$2,415 - $2,420 million	$1,740 million	39%

Change in subscription deferred revenue, unbilled receivables and customer deposits	415 million	384 million

Non-GAAP subscription billings	$2,830 - $2,835 million	$2,124 million	33%

Effects of foreign currency rate fluctuations	(34) million

Effects of fluctuations in billings duration	(3) million

Non-GAAP adjusted subscription billings (2)	$2,793 - $2,798 million		31% - 32%

GAAP subscription gross margin	82%

Stock-based compensation expense as % of subscription revenues	2%

Amortization of purchased intangibles as % of subscription revenues	1%

Non-GAAP subscription margin	85%

GAAP operating margin	(2%)

Stock-based compensation expense as % of total revenues	21%

Amortization of purchased intangibles as % of total revenues	1%

Business combination and other related costs as % of total revenues	0%

Non-GAAP operating margin	20%

GAAP net cash provided by operating activities as % of total revenues	30%

Purchases of property and equipment as % of total revenues	(8%)

Repayments of convertible senior notes attributable to debt discount as % of total revenues	6%

Non-GAAP free cash flow margin	28%

GAAP weighted-average shares used to compute net loss per share - diluted	178 million

Effect of dilutive securities (stock options, restricted stock units and warrants)	10 million

Non-GAAP weighted-average shares used to compute net income per share - diluted	188 million

(1)
Adjusted revenues and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the forecasted exchange rates for the guidance period.

(2)
Adjusted billings and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the forecasted exchange rates for the guidance period, and by replacing the forecasted portion of multi-year billings in excess of twelve months for the guidance period with the actual portion of multi-year billings in excess of twelve months during the comparison period.

(3)	Effects of foreign currency rate fluctuations and fluctuations in billing durations are not applicable for the comparison period.

(4)	We exclude the in-the-money portion of convertible senior notes for non-GAAP weighted-average diluted shares as they are covered by our note hedges.